Exhibit 10.2

SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of June 2, 2014, by and among Atlas Energy Holdings Operating Company, LLC, a Delaware limited liability company (the “Company”), Atlas Resource Finance Corporation, a Delaware corporation (“Finance Co” and, together with the Company, the “Issuers”), Atlas Resource Partners, L.P. (“ARP”), each of the parties identified under the caption “Subsidiary Guarantors” on the signature page hereto (the “Subsidiary Guarantors” and, together with ARP, the “Guarantors”) and U.S. Bank National Association, a national banking association, as Trustee (the “Trustee”).

WITNESSETH:

WHEREAS, the Issuers, the Guarantors, and the Trustee are party to an indenture, dated as of January 23, 2013 (the “Base Indenture” and, together with this Supplemental Indenture, the “Indenture”), providing for the issuance by the Issuers of their 7.75% Senior Notes due 2021;

WHEREAS, pursuant to and on the date of the Base Indenture, the Issuers initially issued $275,000,000 aggregate principal amount of their 7.75% Senior Notes due 2021 (the “Existing Notes”);

WHEREAS, Section 2.01 of the Base Indenture provides that the Issuers may, from time to time and in accordance therewith, create and issue Additional Notes (as defined in the Base Indenture) under the Base Indenture;

WHEREAS, the Issuers wish to issue an additional $100,000,000 aggregate principal amount of their 7.75% Senior Notes due 2021 as Additional Notes (the “New Notes”);

WHEREAS, Section 9.01 of the Base Indenture provides that, without the consent of the Holders of any Notes, the Issuers, the Guarantors and the Trustee may enter into one or more indentures supplemental to the Base Indenture to make any change that does not adversely affect the legal rights of any Holder;

WHEREAS, the Issuers and the Guarantors are authorized to execute and deliver this Supplemental Indenture;

WHEREAS, the Issuers have requested that the Trustee execute and deliver this Supplemental Indenture; and

WHEREAS, all conditions and requirements necessary to the execution and delivery of this Supplemental Indenture have been done and performed, and the execution and delivery hereof has been in all respects authorized.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged the Issuers, the Guarantors and the Trustee mutually covenant and agree as follows:

1. Defined Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Base Indenture. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Amount of New Notes. The aggregate principal amount of New Notes to be authenticated and delivered under this Supplemental Indenture on June 2, 2014 is $100,000,000.

3. Terms of New Notes. The New Notes are to be issued as Additional Notes under the Indenture and shall:

a.	be issued as part of the existing series of Existing Notes under the Indenture, and the New Notes and the Existing Notes shall be a single class for all purposes under the Indenture, including, without limitation, with respect to waivers, amendments, redemptions and offers to purchase;

b.	be issued on June 2, 2014 at a purchase price of 99.5% of the principal amount, and will accrue interest from January 15, 2014;

c.	be issuable in whole in the form of one or more Global Notes to be held by the Depository and in the form, including appropriate transfer restriction legends, provided in Exhibit A to the Base Indenture;

d.	initially bear, in the case of New Notes sold under Rule 144A of the Securities Act, the CUSIP number of 049296AF3 and ISIN of U04626AC8, and, in the case of New Notes sold under Regulation S of the Securities Act, the CUSIP number of US049296AF37 and ISIN of USU04626AC88; and

e.	until an Exchange Offer has been consummated or a Shelf Registration Statement has been filed and becomes effective with respect to the New Notes, the New Notes shall be subject to the transfer restrictions applicable to a Restricted Certificated Note or a Restricted Global Note and shall have a different CUSIP number than that of the Existing Notes.

4. Ratification of Base Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Base Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Base Indenture for all purposes, and every Holder of a Note or New Note heretofore or hereafter authenticated and delivered shall be bound hereby.

5. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

6. Trustee’s Assumption; Trustee Makes No Representation. The Trustee assumes no duties, responsibilities or liabilities under this Supplemental Indenture other than as set forth in the Base Indenture. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

7. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

8. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

ATLAS ENERGY HOLDINGS OPERATING COMPANY, LLC

By:	ATLAS RESOURCE PARTNERS, L.P., its Sole Member

By:	ATLAS RESOURCE PARTNERS GP, LLC, its General Partner

By:	/s/ Sean McGrath
Name:	Sean McGrath
Title:	Chief Financial Officer

ATLAS RESOURCE FINANCE CORPORATION

By:	/s/ Sean McGrath
Name:	Sean McGrath
Title:	Chief Financial Officer

Parent Guarantor:

ATLAS RESOURCE PARTNERS, L.P.

By:	ATLAS RESOURCE PARTNERS GP, LLC, its General Partner

By:	/s/ Sean McGrath
Name:	Sean McGrath
Title:	Chief Financial Officer

Subsidiary Guarantors:

ATLAS ENERGY COLORADO, LLC
ATLAS ENERGY INDIANA, LLC
ATLAS ENERGY OHIO, LLC
ATLAS ENERGY TENNESSEE, LLC
ATLAS NOBLE, LLC
ATLAS RESOURCES, LLC

REI-NY, LLC
RESOURCE ENERGY, LLC
RESOURCE WELL SERVICES, LLC
VIKING RESOURCES, LLC
ARP BARNETT, LLC
ARP OKLAHOMA, LLC
ARP BARNETT PIPELINE, LLC
ATLAS BARNETT, LLC
ARP MOUNTAINEER PRODUCTION, LLC
ARP PRODUCTION COMPANY, LLC
ARP RANGELY PRODUCTION, LLC

	By:	ATLAS ENERGY HOLDINGS OPERATING COMPANY, LLC, its Sole Member

	By:	ATLAS RESOURCE PARTNERS, L.P., its Sole Member

	By:	ATLAS RESOURCE PARTNERS GP, LLC, its General Partner

	By:	/s/ Sean McGrath
	Name:	Sean McGrath
	Title:	Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Steve Finklea
	Name:	Steve Finklea
	Title:	Vice President